UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 17, 2023

(Date of earliest event reported)

U.S. BANCORP

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

1-6880	41-0255900
(Commission file number)	(IRS Employer Identification No.)

800 Nicollet Mall

Minneapolis, Minnesota 55402

(Address of principal executive offices, including zip code)

(651) 466-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.01 par value per share	USB	New York Stock Exchange
Depositary Shares (each representing 1/100th interest in a share of Series A Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrA	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series B Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrH	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series K Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrP	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series L Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrQ	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series M Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrR	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series O Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrS	New York Stock Exchange
0.850% Medium-Term Notes, Series X (Senior), due June 7, 2024	USB/24B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 17, 2023, the Board of Directors (the “Board”) of U.S. Bancorp (the “Company”) approved and adopted the Company’s Amended and Restated Bylaws (the “Bylaws”), which became effective immediately.

The Board approved the Bylaws as part of its periodic review of the Company’s corporate governance documents. The Bylaws include amendments that:

•

update the Company’s bylaws in connection with the Securities and Exchange Commission rules relating to universal proxy cards (the “Universal Proxy Rules”), including requiring stockholders providing notice pursuant to Rule 14a-19(b) under the Securities Exchange Act of 1934, as amended, to certify to the Company that they have complied with certain requirements under the Universal Proxy Rules no later than five business days prior to the applicable stockholder meeting (Article II, Sections 8(a), (d), (e), and (g));

•

refine and clarify the requirements with respect to notice of stockholder nominations and proposals, including provisions regarding (1) the information to be provided in such notices by proposing stockholders, proposed nominees and other persons related to a stockholder’s solicitation of proxies and (2) the questionnaire, representation and agreement to be completed by proposing stockholders and proposed nominees in connection with a stockholder nomination (Article II, Sections 8(c), (d), and (e));

•

consistent with the Delaware General Corporation Law (“DGCL”) and recent amendments thereto, refine and clarify the authority of the Board and the meeting chair to postpone, reschedule, or cancel any previously scheduled annual or special meeting of stockholders, adopt rules for the conduct of such meetings, and determine matters of business properly brought before such meetings and notwithstanding that votes and proxies in respect of a nomination or other business have been received by the Company (Article II, Sections 7(a), (b), (c), and (e)); and

•	require any stockholder directly or indirectly soliciting proxies from other stockholders to use a proxy card color other than white (Article II, Section 7(f)).

The Bylaws also implement certain other administrative, technical and conforming changes.

The foregoing description of the changes implemented by the Bylaws does not purport to be complete and is qualified in its entirety by reference to the Bylaws that are attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Amended and Restated Bylaws

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP

By:	/s/ James L. Chosy
James L. Chosy Senior Executive Vice President and General Counsel

Date: October 19, 2023

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